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                                                                   Exhibit 10.50

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                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                         Dated as of September 22, 1999

                                     between

                       COMMONWEALTH SCIENTIFIC CORPORATION

                                       and

                     MANUFACTURERS AND TRADERS TRUST COMPANY

================================================================================

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      This TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT dated as of
September 22, 1999, between COMMONWEALTH SCIENTIFIC CORPORATION, a Virginia corporation (the "Assignor"), having its principal place of business at 500 Pendleton Street, Alexandria, Virginia 22314, and MANUFACTURERS AND TRADERS TRUST COMPANY, having an office at One M&T Plaza, Buffalo, New York 14203 (the "Bank").

      WHEREAS, CVC Products, Inc. (the "Borrower") and the Bank are parties to a Loan Agreement, dated as of March 31, 1998, (as amended and in effect from time to time, the "Loan Agreement"); and

      WHEREAS, the Borrower and the Bank have entered into an Amendment to Loan Agreement dated the date hereof (the "Amendment"); and

      WHEREAS, it is a condition precedent to the Bank making any loans or otherwise extending credit to the Borrower under the Loan Agreement that the Assignor execute and deliver to the Bank this Trademark Agreement; and

      WHEREAS, the Assignor has executed and delivered to the Bank a General Security Agreement, dated as of September 3, 1998 (the "Security Agreement"), pursuant to which the Assignor granted to the Bank a first priority perfected security interest in all of the Assignor's personal property and fixture assets, including, without limitation, the trademarks, service marks, trademark and service mark registrations and trademark and service mark registration applications listed on Schedule A attached hereto, all to secure the payment and performance of all the indebtedness of the Borrower and Assignor to the Bank; and

      WHEREAS, this Trademark Agreement (defined below) is supplemental to the provisions contained in the Security Agreement;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Loan Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Trademark Agreement referred to below:

            Assignor means Commonwealth Scientific Corporation, a Virginia corporation.
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            Associated Goodwill means all goodwill of the Assignor and its businesses, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.

            Events of Default means any "Event of Default" which has occurred under the Security Agreement.

            Obligations means, collectively, any indebtedness, liabilities and obligations for payment of money, regardless of kind, class or form and whether for the payment of principal or of interest or otherwise, incurred, for any business, commercial, agricultural or consumer purposes or otherwise, now existing or hereafter arising, created directly (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any overdraft) or by an assignment or other transfer, direct or indirect, absolute or contingent (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any guaranty, endorsement or other assurance or as a direct or indirect result of any letter of credit), similar or dissimilar, related or unrelated, due or not due, contractual or tortuous, liquidated or unliquidated, arising by operation of law or otherwise, that are now or hereafter owing by Borrower and Assignor in any capacity, whether alone or otherwise, to the Bank in any capacity, whether or not allowed as a claim against such Assignor in any case or other proceeding pursuant to any bankruptcy or insolvency statute, regulation or other law or any other statute, regulation or other law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization.

            Pledged Trademarks means all of the Assignor's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights; the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.

            PTO means the United States Patent and Trademark Office.

            Related Assets means all assets, rights and interests of the Assignor that uniquely reflect or embody the Associated Goodwill, including the following:

                  (a) all patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and

                  (b) the following documents and things in the possession or under the control of the Assignor, or subject to their demand for possession or control, related to the production, delivery, provision and sale by the Assignor, or any affiliate, franchisee,


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licensee or contractor, of products or services sold by or under the authority of the Assignor in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:

                        (i) all lists, contracts, ancillary documents and other information that identify, describe or provide information with respect to any customers, dealers or distributors of the Assignor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

                        (ii) all agreements (including franchise agreements), product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Trademarks or Trademark Rights;

                        (iii) all documents and agreements relating to the identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks or Trademark Rights; and

                        (iv) all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by the Assignor (or any of their affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Trademarks or Trademark Rights.

            Trademark Agreement means this Trademark Collateral Security and Pledge Agreement, as amended and in effect from time to time.

            Trademark License Rights means any and all past, present or future rights and interests of the Assignor pursuant to any and all past, present and future franchising or licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or used by third parties in the past, present or future, including the right (but not the obligation) in the name of the Assignor or the Bank to enforce, and sue and recover for, any breach or violation of any such agreement to which the Assignor is a party.

            Trademark Registrations means all past, present or future federal, state, local and foreign registrations of the Trademarks, all past, present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Assignor or the Bank, and to take any and all actions


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necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

            Trademark Rights means any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Assignor or the Bank for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.

            Trademarks means all of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services an businesses of the Assignor, that (i) are set forth on Schedule A hereto, or (ii) have been adopted, acquired, owned, held or used by the Assignor or are now owned, held or used by the Assignor, in the Assignor's business, or with the Assignor's products and services, or in which the Assignor has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and used by the Assignor in the Assignor's business or with the Assignor's products and services, or in which the Assignor in the future acquires any right, title or interest.

            Use means, with respect to any Trademark, all uses of such Trademark by, for or in connection with the Assignor or its business or for the direct or indirect benefit of the Assignor or its business, including all such uses by the Assignor itself, by any of the affiliates of the Assignor, or by any franchisee, licensee or contractor of the Assignor.

2.    GRANT OF SECURITY INTEREST.

      2.1   Collateral Assignment of Pledged Trademarks.

            To secure the payment and performance in full of any and all Obligations, the Assignor hereby grants, assigns, transfers and conveys to the Bank, BY WAY OF COLLATERAL SECURITY, all of the Trademark Collateral. THE BANK ASSUMES NO LIABILITY ARISING IN ANY WAY BY REASON OF ITS HOLDING SUCH COLLATERAL SECURITY.

      2.2   Supplemental to Security Agreements.

            Pursuant to the Security Agreement the Assignor has granted to the Bank a continuing security interest in and lien on the Collateral (including the Pledged


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Trademarks). The Security Agreement, and all rights and interests of the Bank in and to the Collateral (including the Pledged Trademarks) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Trademark Agreement, the grant, assignment, transfer and conveyance of the Pledged Trademarks hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Security Agreement, the security interest of the Bank in the Collateral (including the Pledged Trademarks) pursuant to the Security Agreement and this Trademark Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code (including the security interest in the Pledged Marks), or any present or future rights and interests of the Bank in and to the Collateral under or in connection with the Security Agreement, this Trademark Agreement or the Uniform Commercial Code. Any and all rights and interests of the Bank in and to the Pledged Trademarks (and any and all obligations of the Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Bank (and the obligations of the Assignor) in, to or with respect to the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Security Agreement and shall not be in derogation thereof.

      2.3   License Back to Assignor.

            Unless and until there shall have occurred and be continuing an Event of Default and the Bank has notified the Assignor that the license granted hereunder is terminated, the Bank hereby grants to the Assignor the sole and exclusive, nontransferable, royalty-free, worldwide right and license under the Trademarks to make, have made for them, use, sell and otherwise practice the inventions disclosed and claimed in the Trademarks for the Assignor's own benefit and account and for none other; provided however that the foregoing right and license shall be no greater in scope than, and limited by, the rights assigned to the Bank by the Assignor hereby. The Assignor agrees not to sell, assign, transfer, encumber or sublicense its interest in the license granted to the Assignor in this Section 2.3, without the prior written consent of the Bank. Any such sublicenses granted on or after the date hereof shall be terminable by the Bank upon termination of the Assignor's license hereunder.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

      The Assignor represents, warrants and covenants that, except as disclosed on the Intellectual Property Audit Report from Gray Cary Ware & Freidenrich LLP dated September 21, 1999: (i) Schedule A sets forth a true and complete list of all Trademarks and Trademark Registrations now owned, licensed, controlled or used by the Assignor; (ii) the Trademarks and Trademark Registrations are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the Trademarks or Trademark Registrations; (iii) to the best of the Assignor's knowledge, each of the Trademarks and Trademark Registrations is valid and enforceable; (iv) to the best of the Assignor's knowledge, there is no infringement by others of the Trademarks, Trademark Registrations


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or Trademark Rights; (v) no claim has been made that the use of any of the
Trademarks does or may violate the rights of any third person, and to the best of the Assignor's knowledge, there is no infringement by the Assignor of the trademark rights of others; (vi) the Assignor is the sole and exclusive owners of the entire and unencumbered right, title and interest in and to each of the Trademarks (other than ownership and other rights reserved by third party owners with respect to Trademarks that the Assignor is licensed to use), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons, other than the security interest and assignment created by the Security Agreement and this Trademark Agreement; (vii) the Assignor has the unqualified right to enter into this Trademark Agreement and to perform its terms and have entered and will enter into written agreements with each of its present and future employees, agents, consultants, licensors and licensees that will enable it to comply with the covenants herein contained;
(viii) the Assignor has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Trademarks; (ix) the Assignor has used, and will continue to use for the duration of this Trademark Agreement, consistent standards of quality in its manufacture and provision of products and services sold or provided under the Trademarks; (x) this Trademark Agreement, together with the Security Agreement, will create in favor of the Bank a valid and perfected first priority security interest in the Pledged Trademarks upon making the filings referred to in clause
(xi) of this Section 3; and (xi) except for the filing of financing statements with the City of Alexandria and the Secretary of State for the State of Virginia under the Uniform Commercial Code and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (A) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Trademark Agreement by the Assignor, or (B) for the perfection of or the exercise by the Bank of any of its rights and remedies hereunder.

4.    INSPECTION RIGHTS.

      The Assignor hereby grants to the Bank and its employees and agents the right to visit the Assignor's plants and facilities that manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto upon advance notice and at reasonable times during regular business hours.

5.    NO TRANSFER OR INCONSISTENT AGREEMENTS.

      Without the Bank's prior written consent and except for licenses of the Pledged Trademarks in the ordinary course of the Assignor's business consistent with its past practices, the Assignor will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Pledged Trademarks, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Trademark Agreement or the Security Agreement.


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6.    AFTER-ACQUIRED TRADEMARKS, ETC.

      6.1   After-acquired Trademarks.

            If, before the Obligations shall have been finally paid and satisfied in full and the Assignor does not have any rights to request borrowings under a line of credit with Bank and all lines of credit provided by Bank have been terminated, the Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignor shall (i) promptly on request by the Bank and
(ii) on an annual basis provide to the Bank notice thereof in writing and execute and deliver to the Bank such documents or instruments as the Bank may reasonably request further to implement, preserve or evidence the Bank's interest therein.

      6.2   Amendment to Schedule.

            The Assignor authorizes the Bank to modify this Trademark Agreement without the necessity of the Assignor's further approval or signature, by amending Schedule A hereto and the Annex to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under Section 2 or Section 6.

7.    TRADEMARK PROSECUTION.

      7.1   Assignor Responsible.

            The Assignor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold the Bank harmless from any and all costs, damages, liabilities and expenses that may be incurred by the Bank in connection with the Bank's interest in the Pledged Trademarks or any other action or failure to act in connection with this Trademark Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain trademark counsel acceptable to the Bank. The Bank shall not unreasonably delay in responding to any request to approve counsel proposed by the Assignor

      7.2   Assignor's Duties, Etc.

            The Assignor shall have the right and the duty, through trademark counsel acceptable to the Bank, to prosecute diligently any trademark registration applications of the Trademarks pending as of the date of this Trademark Agreement or thereafter, to preserve and maintain all rights in the Trademarks and Trademark Registrations, including the filing of appropriate renewal applications and other instruments to maintain in effect the Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Trademarks or Trademark Registrations. Any expenses incurred in connection


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with such applications and actions shall be borne by the Assignor. The Assignor shall not abandon any filed trademark registration application, or any Trademark Registration or Trademark, without the consent of the Bank, which consent shall not be unreasonably withheld.

      7.3   Assignor's Enforcement Rights.

            The Assignor shall have the right and the duty to bring suit or other action in the Assignor's own name to maintain and enforce the Trademarks, the Trademark Registrations and the Trademark Rights. The Assignor may require the Bank to join in such suit or action as necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum if (but only if) the Bank is completely satisfied that such joinder will not subject the Bank to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Bank for all damages, costs and expenses, including legal fees, incurred by the Bank pursuant to this Section 7.3.

      7.4   Protection of Trademarks, Etc.

            In general, the Assignor shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks. The Assignor shall not take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Pledged Trademarks.

      7.5   Notification by Assignor.

            Promptly upon obtaining knowledge thereof, the Assignor will notify the Bank in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Trademarks or Trademark Registrations or the Assignor's rights, title or interests in and to the Pledged Trademarks.

8.    REMEDIES.

      Upon the occurrence and during the continuance of an Event of Default, the Bank shall have, in addition to all other rights and remedies given it by this Trademark Agreement (including, without limitation, those set forth in Section 2.2), the Loan Agreement, the Security Agreement and all of the other agreements, instruments and documents executed by the Assignor with or in favor of the Bank at any time, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York, and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any


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interest that the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all reasonable expenses incurred by the Bank in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in or by reference in the Security Agreement. Notice of any sale, license or other disposition of the Pledged Trademarks shall be given to the Assignor at least five (5) days before the time that any intended public sale or other public disposition of the Pledged Trademarks is to be made or after which any private sale or other private disposition of the Pledged Trademarks may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Bank may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of.

9.    COLLATERAL PROTECTION.

      If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Bank, in its own name or that of the Assignor (in the sole discretion of the Bank), may (but shall not be obligated to) after ten (10) days written notice do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Bank for any cost or expense incurred by the Bank in so doing.

10.   POWER OF ATTORNEY

      If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Bank (and any officer or agent of the Bank as the Bank may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with full power of substitution and with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Bank to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Assignor therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts that the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases the Bank from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Bank under this power of attorney (except for the Bank's gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.


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11.   FURTHER ASSURANCES.

      The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Bank may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Bank the grant, perfection and priority of the Bank's security interest in the Pledged Trademarks.

12.   TERMINATION.

      At such time as all of the Obligations have been finally paid and satisfied in full and the Assignor does not have any rights to request an advance under any line of credit and all lines of credit provided by Bank have been terminated, this Trademark Agreement shall terminate and the Bank shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Pledged Trademarks previously granted, assigned, transferred and conveyed to the Bank by the Assignor pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Bank pursuant hereto or the Security Agreement.

13.   COURSE OF DEALING.

      No course of dealing between the Assignor and the Bank, nor any failure to exercise, nor any delay in exercising, on the part of the Bank, any right, power or privilege hereunder or under the Security Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.   EXPENSES.

      Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by the Bank in connection with the preparation of this Trademark Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks shall be borne and paid by the Assignor.


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15.   OVERDUE AMOUNTS.

      Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Pledged Trademarks and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the applicable notes evidencing such Obligations.

16.   NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE BANK ASSUMES NO LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE BANK FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE BANK WITH RESPECT TO SUCH LIABILITIES.

17.   NOTICES.

      All notices and other communications made or required to be given pursuant to this Trademark Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (a) if to the Assignor, at 525 Lee Road, Rochester, New York 14606
Attention: Emilio 0. DiCataldo, Senior Vice President and Chief Financial Officer, or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice; and

            (b) if to the Bank, at One M&T Plaza, Buffalo, New York 14203,
Attention: Collateral Department, or at such other address for notice as the Bank shall last have furnished in writing to the person giving the notice, with copies to Bank at 255 East Avenue, Rochester, New York 14604, Attention: William Holston, Vice President.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

18.   AMENDMENT AND WAIVER.

      This Trademark Agreement is subject to modification only by a writing signed by the Bank and the Assignor, except as provided in Section 6.2. The Bank shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Bank. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

19.   GOVERNING LAW; CONSENT TO JURISDICTION.

            THIS TRADEMARK AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Assignor agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the County of Monroe or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in Section 17. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

20.   WAIVER OF JURY TRIAL.

      THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (i) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Loan Agreement and the other agreements, instruments or documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this Section 20.

21.   BANKS RIGHT TO ACCEPT OR CONSENT, ETC.

      Notwithstanding anything herein to the contrary, Bank shall not be deemed to have unreasonably delayed in responding to a request for a consent hereunder or the approval of a counsel proposed by Assignor whom the Bank must consent to unless Bank fails to respond to a request for such consent or acceptance of proposed counsel for ten (10) days after such request is submitted and Assignor thereafter notifies Bank in writing that it believes Bank has unreasonably delayed in responding to such request and Bank continues for more than ten (10) days after its receipt of such notice to respond to such request. In any event, the sole remedy for Assignor if Bank unreasonably delayed in responding to any such request shall be that it loses its right to consent to any such action or to approve any such counsel.

22.   MISCELLANEOUS.

      The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Loan Agreement, or between this Trademark Agreement and the Security Agreement, the provisions of the Loan Agreement or the Security Agreement, as the case may be, shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Trademark Agreement.

      IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.


                                   COMMONWEALTH SCIENTIFIC
                                   CORPORATION

                                   By: /s/ E. O. DiCataldo
                                       ------------------------------------
                                   Name:
                                   Title: Sr. V.P. & CFO


                                   MANUFACTURERS AND TRADERS TRUST
                                   COMPANY

                                   By: /s/ William E. Holston
                                       ------------------------------------
                                   Name: William E. Holston
                                   Title: Vice President

STATE OF NEW YORK  )
COUNTY OF Monroe   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared Emilio O. DiCataldo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02RE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000

STATE OF NEW YORK  )
COUNTY OF Monroe   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared William E. Holston, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02RE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000

CVC Intellectual Property Audit                        Attorney-Client Privilege
                                                 Client Confidential Information

=======================================================================================
                         Table 8: CVC's Trademark Assets
---------------------------------------------------------------------------------------
    Mark            Status                        Goods Protected
=======================================================================================
Millatron3    U.S. Trademark            This trademark has been registered
              registration 1,148,692    to Commonwealth Scientific --
                                        Status of the registration to be
              Issued 3/24/81            verified

                                        Corporation and it related to ion beam
                                        etching machines in class 7.
---------------------------------------------------------------------------------------
RIBE(TM)      U.S. Trademark            This trademark has been registered
              registration 1,173,999    to Commonwealth Scientific --
                                        Status of the registration to be
              Issued 10/20/81           verified

                                        Corporation. Protects ion beam
                                        etching machines.
---------------------------------------------------------------------------------------
OPTILIN(TM)   U.S. Trademark            This trademark has been registered
              registration 2,038,220    to Commonwealth Scientific --
                                        Status of the registration to be
              2/18/97                   verified

                                        Electrostatic ion accelerators for use
                                        in etching a variety of substrates,
                                        namely metal, semiconductors and
                                        insulators for use in depositing thin
                                        films of metal semiconductors and
                                        insulators on other surfaces in class 9.
---------------------------------------------------------------------------------------
MIM(TM)       U.S. Trademark            This trademark has been registered
              registration 980,228      to Commonwealth Scientific --
                                        Status of the registration to be
              3/1274 to Commonwealth    verified
              Scientific Corporation
                                        Metal and metal composites in class 14.
=======================================================================================

      CVC has no prior opinions or similar documents relating to the scope or validity of its trademarks. No maintenance fees are presently due for CVC's existing CONNEXION(R) trademark registration. In addition, there are no documents relating to litigation or licenses involving CVC's trademarks, related foreign filings, and product-line information related to the trademarks.

      3. CVC's Foreign Trademark Assets. To date, CVC holds no foreign trademark registrations. Nor does CVC, as of the date of this Intellectual Property Audit Report, have pending any foreign trademark applications. To the extent that CVC uses a particular mark for a


                                      -47-